PREMIER PACKAGING CORPORATION

FINANCIAL REPORT

DECEMBER 31, 2009

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

TABLE OF CONTENTS

Kasperski Owen & Dinan CPAs, LLC
Certified Public Accountants

Richard M. Kasperski, CPA
Managing Partner

Bliss E. Owen, CPA
Partner

Michael J. Dinan, CPA
Partner

Michael F. Pragel, CPA
Partner

James C. DeRidder CPA
Partner

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
Premier Packaging Corporation
Victor, New York

We have audited the accompanying balance sheets of Premier Packaging Corporation (a New York S-corporation) as of December 31, 2009 and 2008, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Packaging Corporation as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Respectfully Submitted,

Kasperski Owen & Dinan CPAs, LLC

Kasperski Owen & Dinan CPAs, LLC
Certified Public Accountants

Rochester, New York
April 21, 2010

500 Linden Oaks • Rochester, New York 14625
phone: 585-641-0530 • fax: 585-641-0527 • toll free: 866-369-4563

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

BALANCE SHEETS
DECEMBER 31, 2009 AND 2008

	2009	2008
ASSETS		
Current Assets		
Cash	$ 37,069	$ 119,637
Accounts Receivable, Net of Allowance for Doubtful Accounts of $5,000 in 2009 and 2008	893,513	1,099,709
Inventories	636,931	753,261
Prepaid Expenses	41,946	42,059
Total Current Assets	1,609,459	2,014,666
Property and Equipment, Net of Accumulated Depreciation of $2,980,583 in 2009 and $2,839,045 in 2008	635,598	768,441
Total Assets	$ 2,245,057	$ 2,783,107

See Notes to Financial Statements.

LIABILITIES AND STOCKHOLDERS' EQUITY	2009	2008
Current Liabilities		
Line of Credit	$ -	$ 176,778
Accounts Payable	472,994	641,300
Accrued Payroll, Payroll Taxes and Withholdings	19,800	86,091
Accrued Expenses	2,681	3,043
Customer Advances	-	23,153
Total Current Liabilities	495,475	930,365
Stockholders' Equity		
Common Stock, $1 Par Value, 300,000 Shares Authorized; 265,000 Shares Issued and Outstanding	265,000	265,000
Retained Earnings	1,484,582	1,587,742
Total Stockholders' Equity	1,749,582	1,852,742
Total Liabilities and Stockholders' Equity	$ 2,245,057	$ 2,783,107

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

STATEMENTS OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Revenue	**$ 7,293,736**	$ 7,848,137
Cost of Goods Sold	**5,458,915**	5,579,182
Gross Profit	**1,834,821**	2,268,955
Selling, General and Administrative Expenses	**1,434,850**	1,741,754
Income from Operations	**399,971**	527,201
Other Income (Expense)		
Miscellaneous Income (Expense)	**(1,119)**	27,944
Interest Expense	**(1,012)**	(12,250)
Total Other Income (Expense)	**(2,131)**	15,694
Income Before Provision for Income Taxes	**397,840**	542,895
Provision for Income Taxes	**1,000**	425
Net Income	**396,840**	542,470
Retained Earnings - Beginning	**1,587,742**	1,445,272
Distributions to Stockholders	**(500,000)**	(400,000)
Retained Earnings - Ending	**$ 1,484,582**	$ 1,587,742

See Notes to Financial Statements.

PREMIER PACKAGING CORPORATION

VICTOR, NEW YORK

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Cash Flows From Operating Activities		
Net Income	**$ 396,840**	$ 542,470
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:		
Depreciation	**141,538**	164,521
(Increase) Decrease in Accounts Receivable	**206,196**	(479,030)
(Increase) Decrease in Inventories	**116,330**	(146,548)
(Increase) Decrease in Prepaid Expenses	**113**	(13,776)
Increase (Decrease) in Accounts Payable	**(168,306)**	286,700
Increase (Decrease) in Accrued Expenses	**(66,653)**	33,498
Increase (Decrease) in Customer Advances	**(23,153)**	(7,934)
Net Cash Provided by Operating Activities	**602,905**	379,901
Cash Flows From Investing Activities		
Capital Expenditures	**(8,695)**	(60,997)
Net Cash Used in Investing Activities	**(8,695)**	(60,997)
Cash Flows From Financing Activities		
Distributions to Stockholders	**(500,000)**	(400,000)
Net Advances (Payments) on Line of Credit	**(176,778)**	176,778
Principal Payments on Debt	**-**	(43,428)
Net Cash Used in Financing Activities	**(676,778)**	(266,650)
Net Increase (Decrease) in Cash	**(82,568)**	52,254
Cash - Beginning	**119,637**	67,383
Cash - Ending	**$ 37,069**	$ 119,637

(Continued)

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

STATEMENTS OF CASH FLOWS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Supplemental Disclosure of Cash Flow Information		
Cash Paid During the Year for:		
Interest	**$ 1,012**	$ 12,250
Income Taxes	**$ 1,000**	$ 425

See Notes to Financial Statements.

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Note 1 **Nature of Business and Significant Accounting Policies**

Nature of Business
Premier Packaging Corporation (the Company) is an S Corporation, primarily engaged in the packaging industry. The Company's sales are primarily to customers in the photo finishing industry.

Method of Accounting
The Company reports on the accrual basis of accounting which recognizes income when earned and expenses when incurred.

Revenue Recognition
The Company recognizes revenue, net of sales tax, when an order is shipped.

Fair Value of Financial Instruments
The carrying amounts of financial instruments, including cash, accounts receivable, accounts payable, accrued liabilities and short term borrowings approximates fair value due to the short maturities of these instruments.

Management Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable
The Company extends credit to its customers, all on an unsecured basis, on terms that it establishes for individual customers. Losses from uncollectible receivables are accrued when it is probable that a receivable is impaired and the amount of the loss can be reasonably estimated. Management has estimated the allowance for doubtful accounts at $5,000 as of December 31, 2009 and 2008.

Inventories
Inventories are recorded at the lower of cost (first-in, first-out method) or market. Work-in-process and finished goods include the cost of materials, direct labor and overhead.

Property and Equipment
Property and Equipment are recorded at cost. When retired or otherwise disposed of, the related cost and accumulated depreciation are cleared from the respective accounts and the net difference, less any amount realized from the disposition, is reflected in income.

Note 1 **Nature of Business and Significant Accounting Policies - Continued**

Property and Equipment - Continued
Depreciation for financial accounting purposes is provided for on the straight-line method over the following estimated useful lives:

	Years
Machinery and Equipment	7 - 15
Office Furniture and Equipment	7 - 10

Long Lived Assets
Management reviews its long-lived assets used in operations for impairment when there is an event or change in circumstances that indicates an impairment in value. An asset is considered impaired when the undiscounted future cash flows are not sufficient to recover the asset's carrying value. If such an impairment is present, an impairment loss is recognized based on the excess of the carrying amount of the asset over its fair value. No such losses have been recognized to date.

Advertising and Promotion
The Company charges advertising and promotion expenses to operations during the year in which they are incurred. The expense amounted to $20,929 and $31,277 in 2009 and 2008, respectively.

Income Taxes
The Company, with the consent of its stockholders, has elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro-rata share of the Company's items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements except for the New York State franchise tax on S Corporations.

During 2009, the Company adopted the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC), *Accounting for Uncertainty in Income Taxes* (FASB ASC 740). FASB ASC 740 addresses the recognition and measurement of assets and liabilities associated with tax positions taken or expected to be taken in a tax return. The provisions also provide guidance on classification, interest and penalties, disclosure and transition. As a result of the adoption of the provisions, the Company reviewed its potential uncertain tax positions that would qualify under the provisions and made no adjustments to its existing financial and tax accounting treatment.

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009 AND 2008

Note 1 **Nature of Business and Significant Accounting Policies - Continued**

Shipping and Handling
In accordance with the provisions of FASB Accounting Standards Codification, *Revenue Recognition* (FASB ASC 605), the Company records charges to customers for shipping and handling as revenue. Revenue associated with shipping and handling amounted to $16,221 in 2009 and $65,104 in 2008. Costs associated with shipping and handling are included in cost of goods sold and amounted to $20,667 in 2009 and $50,071 in 2008.

Note 2 **Inventories**
Inventories consisted of the following at December 31, 2009 and 2008:

	2009	**2008**
Raw Materials and Supplies	**$ 151,267**	$ 361,574
Work-in-Process	**76,934**	54,268
Finished Goods	**408,730**	337,419
	$ 636,931	$ 753,261

Note 3 **Property and Equipment**
Property and Equipment consisted of the following at December 31, 2009 and 2008:

	2009	**2008**
Machinery and Equipment	**$ 3,596,556**	$ 3,587,861
Office Furniture and Equipment	**19,625**	19,625
	3,616,181	3,607,486
Less: Accumulated Depreciation	**2,980,583**	2,839,045
Property and Equipment, Net	**$ 635,598**	$ 768,441

Depreciation Expense amounted to $141,538 and $164,521 in 2009 and 2008, respectively.

Note 4 **Line of Credit**
The Company has a $1,100,000 line of credit available from M&T Bank. The line accrues interest at 1.50% above the LIBOR rate (1.75% effective rate per annum at December 31, 2009). The line of credit is secured by substantially all assets of the company, except equipment and fixtures. Advances on the line of credit are limited to 80% of eligible account receivables and the lesser of $700,000 or 50% of the cost of eligible inventory. Amounts outstanding on the line amounted to $-0- and $176,778 at December 31, 2009 and 2008, respectively.

Note 5 **Profit Sharing/401(k)**

The Company sponsors a profit sharing plan, which covers substantially all of its employees. Contributions to the Plan are discretionary and are determined annually by the Company's Board of Directors. There were no contributions for 2009 and 2008.

The Plan also allows for employee salary deferrals with Company matching benefits under Sec. 401(k) of the Internal Revenue Code. The Company's matching contribution is 50% of the first 6% of employee salary deferrals. The matching contribution amounted to $26,720 and $32,857 for 2009 and 2008, respectively.

Note 6 **Commitments and Related Party Transactions**

The Company leases its operating facility on a month to month basis from Bzdick Properties, LLC, a limited liability company owned by the majority stockholders. The base monthly rental is $18,688 and the Company is responsible for utilities and real estate taxes. Rent expense amounted to $224,250 in 2009 and 2008.

Note 7 **Concentrations of Credit Risks and Major Customers**

The Company's financial instruments exposed to concentrations of credit risk relate to cash and accounts receivable. The Company maintains its cash in bank demand deposit accounts, which at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and, as such, believes it is not exposed to any significant credit risk with respect to cash. The Company performs periodic credit evaluations of its customer's financial condition and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

During the year ended December 31, 2009, 72% of the Company's sales were to two customers. The amounts due from these two customers comprised 81% of the total accounts receivable balance at December 31, 2009.

During the year ended December 31, 2008, 55% of the Company's sales were to two customers. The amounts due from these two customers comprised 67% of the total accounts receivable balance at December 31, 2008.

Note 8 **Retained Earnings**

Retained Earnings consisted of the following at December 31, 2009 and 2008:

	2009	2008
Retained Earnings as a C Corporation	$ 478,159	$ 478,159
Retained Earnings as an S Corporation	1,006,423	1,109,583
	$ 1,484,582	$ 1,587,742

Note 9 **Subsequent Events**

For the fiscal year ended December 31, 2009, the Company has evaluated subsequent events for potential recognition and disclosure through April 21, 2010, the date of the financial statement issuance.

On February 12, 2010, the stockholders of the Company executed a stock purchase agreement by which Document Security Systems, Inc. acquired all of the issued and outstanding stock of the Company.

In connection with the stock purchase agreement, the Company entered into a lease agreement with Bzdick Properties, LLC for its operating facility. The lease agreement has a term of ten years. The lease commitment requires annual rental payments of $160,000, payable in monthly installments of $13,333, for the first five years of the lease term. The annual rental payments increase to $180,000, payable in monthly installments of $15,000, for the last five years of the lease term. During the lease term, the Company has the option to purchase the property. The Company is responsible for real estate tax assessments, insurance, repairs and maintenance and utilities. The lease agreement is guaranteed by Document Security Systems, Inc.

Kasperski Owen & Dinan CPAs, LLC
Certified Public Accountants

Richard M. Kasperski, CPA
Managing Partner

Bliss E. Owen, CPA
Partner

Michael J. Dinan, CPA
Partner

Michael F. Pragel, CPA
Partner

James C. DeRidder CPA
Partner

INDEPENDENT AUDITORS' REPORT ON THE SUPPLEMENTARY INFORMATION

To the Stockholders of
Premier Packaging Corporation
Victor, New York

Our report on our audits of the basic financial statements of Premier Packaging Corporation for 2009 and 2008 appears on page 1. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a while. The schedules of cost of goods sold and schedules of selling, general and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Respectfully Submitted,

Kasperski Owen & Dinan CPAs, LLC

Kasperski Owen & Dinan CPAs, LLC
Certified Public Accountants

Rochester, New York
April 21, 2010

500 Linden Oaks • Rochester, New York 14625
phone: 585-641-0530 • fax: 585-641-0527 • toll free: 866-369-4563

PREMIER PACKAGING CORPORATION
VICTOR, NEW YORK

SCHEDULES OF COST OF GOODS SOLD
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Beginning Inventories	$ **753,261**	$ 606,713
Materials Purchased	**2,920,610**	3,017,059
Purchased Operations (Subcontract)	**635,493**	668,578
Purchased Products for Resale	**684,414**	802,049
Depreciation	**141,538**	164,521
Direct Labor	**609,401**	553,424
Employee Benefits	**49,212**	41,032
Expendable Supplies	**56,261**	66,236
Freight Out	**20,667**	50,071
Graphic and Design Charges	**15,659**	15,035
Insurance	**40,002**	37,427
Payroll Taxes	**46,720**	37,641
Scrap Disposal	**690**	1,372
Supplies	**42,101**	56,445
Temporary Labor	**79,817**	214,840
	6,095,846	6,332,443
Less: Ending Inventories	**636,931**	753,261
Total Cost of Goods Sold	$ **5,458,915**	$ 5,579,182

PREMIER PACKAGING CORPORATION

VICTOR, NEW YORK

SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
Advertising and Promotion	$ **20,929**	$ 31,277
Auto Allowance	**15,863**	18,475
Commissions	**64,037**	197,398
Dues and Publications	**4,992**	2,293
Employee Benefits	**52,691**	51,485
Office Supplies	**23,524**	30,437
Payroll - Officers	**373,729**	481,565
Payroll - Others	**377,147**	370,506
Payroll Taxes	**58,853**	70,207
Postage	**12,217**	14,598
Professional Fees	**28,866**	10,011
Rent and Real Estate Taxes	**265,653**	265,624
Repairs and Maintenance	**53,347**	82,510
Telephone	**14,471**	14,924
Travel and Entertainment	**23,084**	50,441
Utilities	**45,447**	50,003
Total Selling, General and Administrative Expenses	$ **1,434,850**	$ 1,741,754